                                                                     EXHIBIT 1.1

                       COMPANY'S CORPORATE STRUCTURE CHART

                                            INTERNATIONAL URANIUM CORPORATION
                                                        (CANADA)
                                                            *
                                                            *
                                                            *
                      * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
                      *                                     *                                   *
                      *                                     *                                   *
                     100%                                   *                                  100%
              INTERNATIONAL URANIUM                         *                         INTERNATIONAL URANIUM
              (ALBERTA) CORPORATION                         *                            (BERMUDA I) LTD
                   (CANADA)                                 *                                (BERMUDA)
                                                            *                                   *
                                                            *                                   *
                                                            *                                   *
                      * * * * * * * * * * * * * * * * * * * *                                   *
                      *                                                                        100%
                      *                                                            INTERNATIONAL URANIUM COMPANY
                      *                                                                  (MONGOLIA), LTD.
                     100%                                                                   (BERMUDA)
          INTERNATIONAL URANIUM HOLDINGS                                                        *
           CORPORATION (DELAWARE, USA)                                                          *
                      *                                                                         *
                      *                                                                         *
                      *                                                                         *
                      *                                                                         70%
                      *                                                                   GURVAN SAIHAN
                       * * * * * * * * *  * * * * * * * * * *                             JOINT VENTURE
                                                            *                                 CORP.
                                                            *                               (MONGOLIA)
                                                            *
                                                            *
                                                            *
                                                            *
        * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
        *                             *                     *                 *                          *
        *                             *                     *                 *                          *
        *                             *                     *                 *                          *
       100%                          100%                   *                100%                       100%
   INTERNATIONAL                   IUC WHITE                *          IUC EXPLORATION                IUC RENO
   URANIUM (USA)                   MESA LLC                 *          LLC (COLORADO, USA)            CREEK LLC
    CORPORATION                 (COLORADO, USA)             *                                      (COLORADO, USA)
  (DELAWARE, USA)                                           *
                                                            *
                                                            *
        * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
        *                             *                             *                           *
        *                             *                             *                           *
        *                             *                             *                           *
       100%                          100%                          100%                        100%
 IUC SUNDAY MINE                 IUC COLORADO                   IUC ARIZONA               IUC PROPERTIES
LLC (COLORADO, USA)               PLATEAU LLC                    STRIP LLC              LLC (COLORADO, USA)
                                (COLORADO, USA)               (COLORADO, USA)